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                     SEI INSTITUTIONAL INTERNATIONAL TRUST

                        International Fixed Income Fund

                         Supplement Dated July 16, 2002
            to the Class A Shares Prospectus Dated January 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

INTERNATIONAL FIXED INCOME FUND

The prospectus for the International Fixed Income Fund (the "Fund") of SEI Institutional International Trust (the "Trust") is amended and supplemented to reflect changes in the management of the Fund. At a meeting held on June 26, 2002, the Board of Trustees voted to terminate the Fund's investment advisory agreement with Strategic Fixed Income, L.L.C. ("Strategic"). The Board approved SEI Investments Management Corporation ("SIMC") as "interim" investment adviser and Fischer Francis Trees and Watts, Inc. ("FFTW") as "interim" investment sub-adviser effective July 24, 2002. The rules under the Investment Company Act of 1940, as amended (the "1940 Act") allow the Board in certain circumstances to approve interim advisory agreements pending shareholder approval of the new investment adviser. In accordance with these rules, SIMC and FFTW will provide advisory services under an interim advisory agreement and an interim investment sub-advisory agreement, respectively, each with a maximum duration of 150 days.

At the June meeting, the Board also voted to submit to shareholders the approval of SIMC as the Fund's investment adviser and "manager of managers," and the operation of the Fund under a "manager of managers" structure at a special meeting of shareholders to be held on September 12, 2002 (the "Meeting"). The "manager of managers" structure would allow the Board of Trustees to appoint additional and replacement investment sub-advisers for the Fund WITHOUT obtaining shareholder approval of the sub-advisers.

The International Fixed Income Fund has designated the close of business on July 15, 2002, as the record date for determining those shareholders entitled to notice of the Meeting (and any adjournment(s) thereof) and entitled to vote at the Meeting. If you become a shareholder after July 15, 2002, you will not be entitled to vote at the Meeting.

In connection with the appointment of SIMC and FFTW as "interim" investment adviser and sub-adviser, respectively, to the Fund, the section entitled "Investment Advisers and Sub-Advisers" on page 15 is amended by deleting the sixth paragraph and replacing the first sentence of the fifth paragraph with the following:

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania, serves as the Adviser to the Funds.

In addition, the sub-section entitled "International Fixed Income Fund" on page 17 is amended by deleting the description of Strategic and adding the following paragraph:

FISCHER FRANCIS TREES AND WATTS, INC.: Fischer Francis Trees and Watts, Inc.
(FFTW), located at 200 Park Avenue, 46th Floor, New York, New York 10166, serves as the Sub-Adviser to the International Fixed Income Fund. FFTW's Investment Strategy Group is responsible for determining the investment strategy of the International Fixed Income Fund. Richard Williams, Portfolio Manager and Managing Director of FFTW, serves as portfolio manager for the International Fixed Income Fund. Mr. Williams joined FFTW in 1995 and has 7 years of bond management experience.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE